For the fiscal year ended (a) 6/30/00
File number (c) 811-2992

                         SUB-ITEM 77 0
                            EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
       Metropolitan Transportation
       Authority

2.   Date of Purchase
       2/08/00

3.   Number of Securities Purchased
       40,000

4.   Dollar Amount of Purchase
       $3,961,160

5.   Price Per Unit
       $99.029

6.   Name(s) of Underwriter(s) or
Dealer(s)
     From whom Purchased
       Merrill Lynch

7.   Other Members of the
Underwriting Syndicate

      Morgan Stanley Dean Witter
      Saloman Smith Barney
      Lehman Brothers
      Prudential Securities, Inc.
      Merrill Lynch & Co.
      Goldman, Sachs & Co.
      Dain Rauscher, Inc.
      Lebenthal & Co., Inc.
      J.P. Morgan & Co.
      First Albany Corporation
      Ramirez & Co., Inc.
      William E. Simon & Sons
      Bear, Stearns & Co., Inc,.
      PaineWebber Inc.
      Greenwich Partners, LLC.
      Roosevelt & Cross, Inc.

For the fiscal year ended (a)
6/30/00
File number (c) 811-2992

                         SUB-ITEM 77 0
                            EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
       Puerto Rico Commonwealth

2.   Date of Purchase
       3/15/00

3.   Number of Securities Purchased
       60,000

4.   Dollar Amount of Purchase
       $6,028,260

5.   Price Per Unit
       $100.471

6.   Name(s) of Underwriter(s) or
Dealer(s)
     From whom Purchased
       Goldman Sachs

7.   Other Members of the
Underwriting Syndicate

      Morgan Stanley Dean Witter
      Saloman Smith Barney
      Prudential Securities, Inc.
      Merrill Lynch & Co.
      Goldman, Sachs & Co.
      J.P. Morgan & Co.
      Bear, Stearns & Co., Inc,.
      PaineWebber Inc.
      Raymond James & Associates
Inc.
      Samuel A. Ramirez & Co.,
Inc.

For the fiscal year ended (a)
6/30/00
File number (c) 811-2992

                         SUB-ITEM 77 0
                            EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
       Puerto Rico Commonwealth

2.   Date of Purchase
       3/15/00

3.   Number of Securities Purchased
       45,000

4.   Dollar Amount of Purchase
       $4,463,370

5.   Price Per Unit
       $99.186

6.   Name(s) of Underwriter(s) or
Dealer(s)
     From whom Purchased
       Goldman Sachs

7.   Other Members of the
Underwriting Syndicate

      Morgan Stanley Dean Witter
      Saloman Smith Barney
      Prudential Securities, Inc.
      Merrill Lynch & Co.
      Goldman, Sachs & Co.
      J.P. Morgan & Co.
      Bear, Stearns & Co., Inc,.
      PaineWebber Inc.
      Raymond James & Associates
Inc.
      Samuel A. Ramirez & Co.,
Inc.

For the fiscal year ended (a)
6/30/00
File number (c) 811-2992

                         SUB-ITEM 77 0
                            EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
       Hawaii State Airports
       System Revenue Bonds

2.   Date of Purchase
       5/11/00

3.   Number of Securities Purchased
       40,000

4.   Dollar Amount of Purchase
       $3,880,400

5.   Price Per Unit
       $97.010

6.   Name(s) of Underwriter(s) or
Dealer(s)
     From whom Purchased
       Merrill Lynch

7.   Other Members of the
Underwriting Syndicate

      Saloman Smith Barney
      Prudential Securities, Inc.
      Merrill Lynch & Co.
      PaineWebber Inc.
      A.G. Edwards & Sons, Inc.

For the fiscal year ended (a)
6/30/00
File number (c) 811-2992

                         SUB-ITEM 77 0
                            EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
       New York City-General
       Obligation Bonds

2.   Date of Purchase
       5/9/00

3.   Number of Securities Purchased
       129,450

4.   Dollar Amount of Purchase
       $12,560,663

5.   Price Per Unit
       $97.031

6.   Name(s) of Underwriter(s) or
Dealer(s)
     From whom Purchased
       J.P. Morgan

7.   Other Members of the
Underwriting Syndicate

      Morgan Stanley Dean Witter
      Saloman Smith Barney
      Prudential Securities, Inc.
      Merrill Lynch & Co.
      Goldman, Sachs & Co.
      J.P. Morgan & Co.
      Bear, Stearns & Co., Inc,.
      PaineWebber Inc.
      Lehman Brothers
      Ramirez & Co., Inc.
      Advest, Inc.
      M.R. Beal & Company
      Fleet Securities, Inc.
      Siebert Brandford Shank &
Co.
      Dain Rauscher, Inc.
      First Albany Corporation
      Roosevelt & Cross
Incorporated
      Apex Pryor Securities
      CIBC World Markets
      Lebenthal & Co., Inc.
      William E. Simon & Sons
Municipal Securities Inc.

For the fiscal year ended (a)
6/30/00
File number (c) 811-2992

                         SUB-ITEM 77 0
                            EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
       Puerto Rico Highway and
       Transportation

2.   Date of Purchase
       5/25/00

3.   Number of Securities Purchased
       50,000

4.   Dollar Amount of Purchase
       $4,858,700

5.   Price Per Unit
       $97.174

6.   Name(s) of Underwriter(s) or
Dealer(s)
     From whom Purchased
       Smith Barney

7.   Other Members of the
Underwriting Syndicate

      Morgan Stanley Dean Witter
      Saloman Smith Barney
      Prudential Securities, Inc.
      Merrill Lynch & Co.
      Goldman, Sachs & Co.
      J.P. Morgan & Co.
      Bear, Stearns & Co., Inc,.
      PaineWebber Inc.
      Raymond James & Associates
Inc.
      Samuel A. Ramirez & Co.,
Inc.